Exhibit No. EX-99.h.3.i
AMENDMENT NO. 1 TO
SCHEDULE A
TO THE FUND ACCOUNTING AND
FINANCIAL ADMINISTRATION OVERSIGHT AGREEMENT BETWEEN
DELAWARE SERVICE COMPANY, INC. AND
DELAWARE INVESTMENTS FAMILY OF FUNDS
DATED JANUARY 4TH, 2010

As of April 26, 2010

OPEN-END FUNDS

Delaware Group® Adviser Funds
Delaware Diversified Income Fund
Delaware U.S. Growth Fund

Delaware Group® Cash Reserve
Delaware Cash Reserve® Fund

Delaware Group® Equity Funds I
Delaware Mid Cap Value Fund

Delaware Group® Equity Funds II
Delaware Large Cap Value Fund
Delaware Value® Fund

Delaware Group® Equity Funds III
Delaware Growth Equity Fund
Delaware Trend® Fund

Delaware Group® Equity Funds IV
Delaware Smid Cap Growth Fund
Delaware Macquarie Global Real Estate Fund

Delaware Group® Equity Funds V
Delaware Dividend Income Fund
Delaware Small Cap Core Fund
Delaware Small Cap Value Fund

Delaware Group® Foundation Funds®
Delaware Foundation® Growth Allocation Fund
Delaware Foundation® Conservative Allocation Fund
Delaware Foundation® Moderate Allocation Fund
Delaware Foundation® Equity Fund

Delaware Group® Global & International Funds
Delaware Emerging Markets Fund
Delaware Global Value Fund
Delaware International Value Equity Fund
Delaware Focus Global Growth Fund
Delaware Macquarie Global Infrastructure Fund

Delaware Group® Government Fund
Delaware Core Plus Bond Fund
Delaware Inflation Protected Bond Fund

Delaware Group® Income Funds
Delaware Corporate Bond Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Core Bond Fund
Delaware Diversified Floating Rate Fund

Delaware Group® Limited-Term Government Funds
Delaware Limited-Term Diversified Income Fund

Delaware Group® State Tax-Free Income Trust
Delaware Tax-Free Pennsylvania Fund

Delaware Group® Tax-Free Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Delaware Pooled® Trust
The Core Focus Fixed Income Portfolio
The Core Plus Fixed Income Portfolio
The Emerging Markets Portfolio
The Emerging Markets Portfolio II
The Focus Smid-Cap Growth Equity Portfolio
The Global Fixed Income Portfolio
The Global Real Estate Securities Portfolio
The High-Yield Bond Portfolio
The International Equity Portfolio
The International Fixed Income Portfolio
The Labor Select International Equity Portfolio
The Large-Cap Growth Equity Portfolio
The Large-Cap Value Equity Portfolio
The Real Estate Investment Trust Portfolio (also known as Delaware REIT Fund)
The Real Estate Investment Trust Portfolio II
The Select 20 Portfolio

OPEN-END FUNDS (Cont.)

Delaware VIP® Trust
Delaware VIP® Cash Reserve Series
Delaware VIP® Diversified Income Series
Delaware VIP® Emerging Markets Series
Delaware VIP® Smid Cap Growth Series
Delaware VIP® High Yield Series
Delaware VIP® International Value Equity Series
Delaware VIP® Limited-Term Diversified Income Series
Delaware VIP® REIT Series
Delaware VIP® Small Cap Value Series
Delaware VIP® Trend Series
Delaware VIP® U.S. Growth Series
Delaware VIP® Value Series

Voyageur Insured Funds
Delaware Tax-Free Arizona Fund

Voyageur Intermediate Tax Free Funds
Delaware Tax-Free Minnesota Intermediate Fund

Voyageur Mutual Funds
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free California Fund
Delaware Tax-Free Idaho Fund
Delaware Tax-Free New York Fund

Voyageur Mutual Funds II
Delaware Tax-Free Colorado Fund

Voyageur Mutual Funds III
Delaware Select Growth Fund
Delaware Large Cap Core Fund

Voyageur Tax Free Funds
Delaware Tax-Free Minnesota Fund

CLOSED-END FUNDS
Delaware Investments Dividend and Income Fund, Inc.

Delaware Investments Global Dividend and Income Fund, Inc.

Delaware Investments Arizona Municipal Income Fund, Inc.

Delaware Investments Colorado Municipal Income Fund, Inc.

Delaware Investments National Municipal Income Fund

Delaware Investments Minnesota Municipal Income Fund II, Inc.

Delaware Enhanced Global Dividend and Income Fund